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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 12, 2000



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                    0-26866                95-4343413
----------------------------        ------------          ------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No)



                22026 20th Avenue S.E., Bothell, Washington 98021
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (425) 487-9500


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                   Page 1 of 6
                            Exhibit Index on Page 4


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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5. OTHER EVENTS

        Reference is made to the press release issued to the public by the registrant on October 12, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements

                Not Applicable

        (b) Pro Forma Financial Information

                Not Applicable

        (c) Exhibits

                        EXHIBIT NO.         DESCRIPTION
                        -----------         -----------
                           99.1             Press Release dated October 12, 2000.


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                                    SIGNATURE

In accordance with the requirements of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SONUS PHARMACEUTICALS, INC.



Date:  October 19, 2000               By: /s/ Richard J. Klein
                                          ---------------------------------
                                          Richard J. Klein
                                          Vice President of Finance and
                                          Chief Financial Officer


                                          (Duly Authorized Officer and Principal
                                          Financial and Accounting Officer)


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                                  EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
99.1                          Press Release dated October 12, 2000.


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